Exhibit (h)(xv)

June 12, 2026

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Suzanne M. Hinckley, SVP

Re: Calamos ETF Trust (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust is incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended, and has established those new series of shares identified under its name on Exhibit A hereto (each, a “Portfolio”).

In accordance with Section 12, the Additional Portfolios provision, of the Transfer Agency and Service Agreement dated as of March 21, 2014, as amended, modified, or supplemented from time to time (the “Agreement”), by and among the Trust and State Street Bank and Trust Company (“State Street”), the undersigned Trust, on behalf of its Portfolios, hereby requests that State Street act as Transfer Agent for its Portfolio under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Trust.

Sincerely,

Calamos ETF trust
on behalf of:

Calamos Active Hedged Equity ETF
Calamos Timpani Active SMID Growth ETF

By:	/s/ Stephen Atkins
Name: Stephen Atkins
Title: Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Suzanne M. Hinckley
Name: Suzanne M. Hinckley
Title: SVP
Effective Date:

Information Classification: Limited Access

EXHIBIT A

Calamos ETF trust

on behalf of:

Calamos Active Hedged Equity ETF

Calamos Timpani Active SMID Growth ETF

Information Classification: Limited Access

EXHIBIT B

Schedule A

List of Portfolios

Calamos Antetokounmpo Global Sustainable Equities ETF
Calamos Convertible Equity Alternative ETF
Calamos CEF Income & Arbitrage ETF
Calamos S&P 500® Structured Alt Protection ETF® - January
Calamos S&P 500® Structured Alt Protection ETF® - February
Calamos S&P 500® Structured Alt Protection ETF® - March
Calamos S&P 500® Structured Alt Protection ETF® - April
Calamos S&P 500® Structured Alt Protection ETF® – May
Calamos S&P 500® Structured Alt Protection ETF® – June
Calamos S&P 500® Structured Alt Protection ETF® – July
Calamos S&P 500® Structured Alt Protection ETF® – August
Calamos S&P 500® Structured Alt Protection ETF® – September
Calamos S&P 500® Structured Alt Protection ETF® – October
Calamos S&P 500® Structured Alt Protection ETF® - November
Calamos S&P 500® Structured Alt Protection ETF® - December
Calamos Laddered S&P 500® Structured Alt Protection ETF®
Calamos Nasdaq-100® Structured Alt Protection ETF® – March
Calamos Nasdaq-100® Structured Alt Protection ETF® – June
Calamos Nasdaq-100® Structured Alt Protection ETF® – September
Calamos Nasdaq-100® Structured Alt Protection ETF® – December
Calamos Russell 2000® Structured Alt Protection ETF® – January
Calamos Russell 2000® Structured Alt Protection ETF® – April
Calamos Russell 2000® Structured Alt Protection ETF® – July
Calamos Russell 2000® Structured Alt Protection ETF® – October
Calamos Autocallable Income ETF
Calamos Autocallable Income ETF – Sub 1
Calamos Autocallable Growth ETF
Calamos Autocallable Growth ETF – Sub 1
Calamos Bitcoin Structured Alt Protection ETF® – January
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – January
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January
Calamos Bitcoin Structured Alt Protection ETF – January Sub 1
Calamos Bitcoin 90 Series Structured Alt Protection ETF – January Sub 1
Calamos Bitcoin 80 Series Structured Alt Protection ETF – January Sub 1
Calamos Bitcoin Structured Alt Protection ETF® – April
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – April
Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April
Calamos Bitcoin Structured Alt Protection ETF – April Sub 1
Calamos Bitcoin 90 Series Structured Alt Protection ETF – April Sub 1

Information Classification: Limited Access

EXHIBIT A

Calamos Bitcoin 80 Series Structured Alt Protection ETF – April Sub 1
Calamos Bitcoin Structured Alt Protection ETF® – July
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – July
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July
Calamos Bitcoin Structured Alt Protection ETF – July Sub 1
Calamos Bitcoin 90 Series Structured Alt Protection ETF – July Sub 1
Calamos Bitcoin 80 Series Structured Alt Protection ETF – July Sub 1
Calamos Bitcoin Structured Alt Protection ETF® – October
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – October
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October
Calamos Bitcoin Structured Alt Protection ETF - October Sub 1
Calamos Bitcoin 80 Series Structured Alt Protection ETF – October Sub 1
Calamos Bitcoin 90 Series Structured Alt Protection ETF – October Sub 1
Calamos Laddered Bitcoin Structured Alt Protection ETF®
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®
Calamos Tax-Aware Collateral ETF
Calamos Nasdaq® Equity & Income ETF
Calamos Nasdaq® Autocallable Income ETF
Calamos Nasdaq Autocallable Income ETF – Sub 1
Calamos Active Hedged Equity ETF
Calamos Timpani Active SMID Growth ETF

Information Classification: Limited Access